Financial Risk Management (Details 2) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Jan. 01, 2015
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Borrowings	$ 1,486,445	$ 1,107,241	$ 1,087,566	$ 765,184
Less: Cash and cash equivalents	(221,601)	(212,988)	(184,239)	(217,133)
Net borrowings	1,264,844	894,253	903,327
Equity	$ 797,142	$ 803,324	$ 834,101	$ 1,466,565
Debt ratio	159.00%	111.00%	108.00%